Exhibit VII





                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Harold Brown
                                   --------------------------
                                       Harold Brown

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ James E. Burke
                                   ----------------------------
                                       James E. Burke

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Fritz Gerber
                                   --------------------------
                                       Fritz Gerber

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Louis V. Gerstner, Jr.
                                   ------------------------------------
                                       Louis V. Gerstner, Jr.

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Nannerl O. Keohane
                                   --------------------------------
                                       Nannerl O. Keohane

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Charles F. Knight
                                   -------------------------------
                                       Charles F. Knight

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Thomas S. Murphy
                                   ------------------------------
                                       Thomas S. Murphy

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Lucio A. Noto
                                   ---------------------------
                                       Lucio A. Noto

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ John B. Slaughter
                                   -------------------------------
                                       John B. Slaughter

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Alex Trotman
                                   --------------------------
                                       Alex Trotman

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Charles M. Vest
                                   -----------------------------
                                       Charles M. Vest

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Lodewijk C. van Wachem
                                   ------------------------------------
                                       Lodewijk C. van Wachem

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Edgar S. Woolard, Jr.
                                   -----------------------------------
                                       Edgar S. Woolard, Jr.

                     POWER OF ATTORNEY OF IBM DIRECTOR
                     ---------------------------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1994 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, John E. Hickey and Nicholas J. DeRoma his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February 1995.

                                   /s/ Jerome B. York
                                   ----------------------------
                                       Jerome B. York